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  MORGAN STANLEY INSTITUTIONAL FUND TRUST - BALANCED PORTFOLIO
                 ITEM 77(O) 10F-3 TRANSACTIONS
               APRIL 1, 2010 - SEPTEMBER 30, 2010

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
                                                                AMOUNT OF    % OF     % OF
                PURCHASE/          OFFERING        TOTAL         SHARES    OFFERING   FUNDS
   SECURITY      TRADE     SIZE OF PRICE OF      AMOUNT OF      PURCHASED  PURCHASED  TOTAL
  PURCHASED       DATE    OFFERING  SHARES       OFFERING        BY FUND    BY FUND  ASSETS      BROKERS      PURCHASED FROM
-------------- ---------- -------- -------- ----------------- ------------ --------- ------ ----------------- --------------
   Southern     04/13/10       --   $99.481 $  400,000,000.00    15,000.00   0.00%    0.09%   Credit Suisse,   Credit Suisse
 Copper Corp                                                                                 Goldman Sachs &    Securities
  5.375% Due                                                                                    Co, Morgan
  4/16/2020                                                                                   Stanley, BBVA
                                                                                             Securities BofA
                                                                                              Merrill Lynch

Biomed Realty   04/22/10       --   $98.977 $  250,000,000.00    25,000.00   0.01%    0.15%    Wells Fargo       Wachovia
Lp 6.125% due                                                                                  Securities,      Securities
  4/15/2020                                                                                   Credit Suisse,
                                                                                              Deutsche Bank
                                                                                               Securities,
                                                                                             KeyBanc Capital
                                                                                             Markets, Morgan
                                                                                             Stanley, Raymond
                                                                                                James, RBC
                                                                                             Capital Markets,
                                                                                                 RBS, UBS
                                                                                             Investment Bank,
                                                                                                US Bancorp

NBC Universal   04/27/10       --   $99.845 $2,000,000,000.00    55,000.00   0.00%    0.33%  Goldman, Sachs &   JP Morgan
 Inc. 5.150%                                                                                Co., J.P. Morgan,
due 4/30/2020                                                                                Morgan Stanley,
                                                                                               BofA Merrill
                                                                                               Lynch, Citi,
                                                                                            Barclays Capital,
                                                                                               BNP Paribas,
                                                                                              Credit Suisse,
                                                                                              Deutsche Bank
                                                                                               Securities,
                                                                                              Mitsubishi UFJ
                                                                                             Securities, RBS,
                                                                                              UBS Investment
                                                                                             Bank, Mitsubishi
                                                                                             UFJ Securities,
                                                                                               Wells Fargo
                                                                                               Securities,
                                                                                             Blaylock Robert
                                                                                                Van, LLC,
                                                                                                CastleOak
                                                                                            Securities, L.P.,
                                                                                               Loop Capital
                                                                                              Markets, LLC,
                                                                                              Ramirez & Co.,
                                                                                                Inc., The
                                                                                             Williams Capital
                                                                                               Group, L.P.
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
 New York NY    05/19/10       --  $100.000 $  250,000,000.00    10,000.00   0.00%    0.06%    BofA Merrill    Merrill Lynch
     City                                                                                    Lynch, Barclays
  Transition                                                                                  Capital, Citi,
  5.267% Due                                                                                 Goldman, Sachs &
   5/1/2027                                                                                   Co., JPMorgan,
                                                                                             Morgan Stanley,
                                                                                             Cabrera Capital
                                                                                              Markets, Inc.,
                                                                                             Fidelity Capital
                                                                                             Markets, Jackson
                                                                                               Securities,
                                                                                               Jefferies &
                                                                                              Company, Loop
                                                                                             Capital Markets
                                                                                             LLC, M.R. Beal &
                                                                                             Company, Ramirez
                                                                                            & Co., Inc., Rice
                                                                                                Financial
                                                                                            Products Company,
                                                                                              Roosevelt and
                                                                                                  Cross
                                                                                              Incorporated,
                                                                                            Siebert Brandford
                                                                                             Shank & Co. LLC,
                                                                                            Wells Fargo Bank,
                                                                                                 National
                                                                                               Association,
                                                                                             Morgan Keegan &
                                                                                              Company, Inc.,
                                                                                              Oppenheimer &
                                                                                                Co., Inc.,
                                                                                             Raymond James &
                                                                                            Associates, Inc.,
                                                                                               RBC Capital
                                                                                                 Markets,
                                                                                                Southwest
                                                                                            Securities, Inc.,
                                                                                             Stifel Nicolaus,
                                                                                            Stone & Youngberg

  HSBC Bank     06/21/10       --   $99.918 $2,000,000,000.00   100,000.00   0.00%    0.58%  HSBC Securities  HSBC Securities
 PLC. 3.500%                                                                                 (USA) Inc., ANZ
due 6/28/2015                                                                               Securities, Inc.,
                                                                                             Banc IMI S.p.A.,
                                                                                            Bank of Montreal,
                                                                                              London Branch,
                                                                                                CIBC World
                                                                                              Markets Corp.,
                                                                                                 Comerica
                                                                                            Securities, Inc.,
                                                                                             Credit Agricole
                                                                                             Securities (USA)
                                                                                             Inc., Mitsubishi
                                                                                              UFJ Securities
                                                                                              International
                                                                                              plc, National
                                                                                              Australia Bank
                                                                                             Limited, Natixis
                                                                                               Bleichroeder
                                                                                                Inc., RBS
                                                                                             Securities Inc.,
                                                                                              Scotia Capital
                                                                                             (USA) Inc., U.S.
                                                                                                 Bancorp
                                                                                            Investments, Inc.
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
  LaFarge SA    07/06/10       --   $99.914 $  550,000,000.00    80,000.00   0.01%    0.14% Barclays Capital, Barclays Capital
  5.500% due                                                                                   J.P. Morgan,
   7/9/2015                                                                                   Deutsche Bank
                                                                                               Securities,
                                                                                              Mitsubishi UFJ
                                                                                               Securities,
                                                                                            Mizuho Securities
                                                                                              USA Inc., RBS,
                                                                                              UBS Investment
                                                                                                   Bank

   Westpac      07/26/10       --   $99.540 $2,000,000,000.00    35,000.00   0.00%    0.20%     HSBC, J.P.    HSBC Securities
 Banking Corp                                                                                 Morgan, Morgan     (USA) Inc.
  3.00% due                                                                                      Stanley
   8/4/2015

Omnicom Group   08/02/10       --   $99.654 $1,000,000,000.00    45,000.00   0.00%    0.25% J.P. Morgan, BofA    J.P. Morgan
 Inc. 4.450%                                                                                  Merrill Lynch,  Securities, Inc.
due 8/15/2020                                                                                 Citi, Deutsche
                                                                                             Bank Securities,
                                                                                              HSBC, Barclays
                                                                                              Capital, Wells
                                                                                            Fargo Securities,
                                                                                               BNP Paribas,
                                                                                             Morgan Stanley,
                                                                                            Societe Generale,
                                                                                              UBS Investment
                                                                                                Bank, ANZ
                                                                                            Securities, Banca
                                                                                                IMI, BBVA
                                                                                             Securities, RBS

QEP Resources   08/11/10       --   $99.074 $  625,000,000.00    10,000.00   0.00%    0.06%   Deutsche Bank   Deutsche Bank
 Inc. 6.875%                                                                                 Securities, BofA   Securities
 due 3/1/2021                                                                                 Merrill Lynch,
                                                                                               BMO Capital
                                                                                              Markets, J.P.
                                                                                              Morgan, Wells
                                                                                            Fargo Securities,
                                                                                            SunTrust Robinson
                                                                                              Humphrey, U.S.
                                                                                                 Bancorp,
                                                                                              Mitsubishi UFJ
                                                                                             Securities, BBVA
                                                                                             Securities, RBS,
                                                                                              TD Securities,
                                                                                            Societe Generale,
                                                                                             Goldman, Sachs &
                                                                                                   Co.
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